UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

LAWSON PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 304-5050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 29, 2021, Lawson Products, Inc., a Delaware corporation (“Lawson”), issued a press release relating to Lawson’s execution of:

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an Agreement and Plan of Merger, dated as of December 29, 2021 (the “TestEquity Merger Agreement”), by and among (i) LKCM TE Investors, LLC, a Delaware limited liability company (the “TestEquity Equityholder”), (ii) TestEquity Acquisition, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the TestEquity Equityholder (“TestEquity”), (iii) Lawson and (iv) Tide Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Lawson (“Merger Sub 1”), pursuant to the terms and subject to the conditions of which Merger Sub 1 will merge with and into TestEquity, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson (the “TestEquity Merger”); and

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an Agreement and Plan of Merger, dated as of December 29, 2021 (the “Gexpro Services Merger Agreement” and, together with the TestEquity Merger Agreement, the “Merger Agreements”), by and among (i) 301 HW Opus Investors, LLC, a Delaware limited liability company (the “Gexpro Services Stockholder”), (ii) 301 HW Opus Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Gexpro Services Stockholder (“Gexpro Services”), (iii) Lawson, (iv) Gulf Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Lawson (“Merger Sub 2”), pursuant to the terms and subject to the conditions of which Merger Sub 2 will merge with and into Gexpro Services, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson (the “Gexpro Services Merger” and, together with the TestEquity Merger, the “Mergers”).

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On December 29, 2021, Lawson made available an investor presentation relating to Lawson’s execution of the Merger Agreements. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated December 29, 2021

99.2	Investor Presentation made available December 29, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Lawson can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and Lawson cautions readers not to place undue reliance on such statements, which speak only as of the date made. Lawson undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with Lawson’s business are also discussed from time to time in the reports Lawson files with the SEC, including Lawson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Lawson’s Quarterly Reports on Form 10-Q and Lawson’s Current Reports on Form 8- K. In addition, the following factors could cause actual outcomes and results to differ materially from those discussed in the forward-looking statements:

•	the possibility that the Mergers will not be consummated or delays in consummating the Mergers;

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the possibility that the closing conditions set forth in either of the Merger Agreements will not be satisfied, including among others (1) receipt of the required stockholder approvals and (2) receipt of the necessary regulatory approvals required to permit the Mergers;

•	unanticipated difficulties or expenditures relating to the Mergers; and

•	any problems arising in combining the businesses of Lawson, TestEquity and Gexpro Services, which may result in the combined company not operating as effectively and efficiently as expected.

Additional Information and Where to Find It

In connection with (i) the proposed transactions between Lawson Products, Inc. (“Lawson”), TestEquity Acquisition, LLC (“TestEquity”) and LKCM TE Investors, LLC (the “TestEquity Equityholder”), including the proposed merger of TestEquity with a subsidiary of Lawson, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the TestEquity Equityholder in connection therewith, and (ii) the proposed transactions between Lawson, 301 HW Opus Holdings, Inc. (“Gexpro Services”) and 301 HW Opus Investors, LLC (the “Gexpro Services Stockholder”), including the proposed merger of Gexpro Services with a subsidiary of Lawson, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the Gexpro Services Stockholder in connection therewith, Lawson plans to file relevant materials, including a proxy statement on Schedule 14A, with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement (when available) will be disseminated to stockholders of Lawson entitled to vote on the proposed transactions. LAWSON STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT

(INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ALL DOCUMENTS INCORPORATED BY REFERENCE THEREIN), AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of the proxy statement (when available) and other relevant documents filed by Lawson with the SEC from the SEC’s website at www.sec.gov. In addition, the proxy statement (when available) and other relevant documents filed by Lawson with the SEC may also be obtained free of charge from the Investor Relations section of Lawson’s website at www.lawsonproducts.com/company-info/investor-relations, or by contacting Lawson’s Investor Relations Department by email at Investors@lawsonproducts.com.

Participants in the Solicitation

Lawson and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lawson’s stockholders in connection with the proposed transactions. Information about Lawson’s directors and executive officers and their direct and indirect interests in Lawson, by security holdings or otherwise, is included in Lawson’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 1, 2021, and in other documents filed by Lawson with the SEC. To the extent holdings of Lawson’s securities by such participants are not reported in, or have changed since the amounts disclosed in, the proxy statement for Lawson’s 2021 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and/or Statements of Changes in Beneficial Ownership on Form 4 subsequently filed with the SEC. Additional information regarding Lawson’s directors and executive officers, including their interests in the proposed transactions, will be contained in the proxy statement and other relevant documents to be filed with the SEC when they become available. These documents may be obtained free of charge using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date: December 29, 2021	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Exhibit 99.1

Lawson Products, Inc. Announces Strategic Combination with

TestEquity & Gexpro Services

Creates a best-in-class specialty distribution holding company with estimated combined pro forma annual revenue of more than $1 billion and estimated combined pro forma annual adjusted EBITDA of more than $100 million

Chicago and Fort Worth, Texas, December 29, 2021 – Lawson Products, Inc. (NASDAQ: LAWS) (“Lawson”), a leading distributor of products and services to the MRO marketplace, and LKCM Headwater Investments (“LKCM Headwater”), the private investment arm of Luther King Capital Management Corporation, today jointly announced the execution of definitive merger agreements pursuant to which Lawson will combine in an accretive transaction on an adjusted basis with two of LKCM Headwater’s portfolio companies, TestEquity and Gexpro Services, in an all stock transaction. The affiliates of LKCM Headwater that currently own TestEquity and Gexpro Services will receive solely Lawson common stock as consideration for the transactions. All three leading niche industrial distribution companies will be brought under a holding company with all three companies operating independently with their existing management teams as separate divisions.

Upon closing of the combination, Lawson’s capitalization is expected to consist of approximately 19,400,000 shares, of which approximately 9,100,000 shares, or 47%, would be held by existing Lawson shareholders, 3,300,000 shares, or 17%, would be held by the existing owners of TestEquity (including LKCM Headwater affiliates and the TestEquity management team), and 7,000,000 shares, or 36%, would be held by the existing owners of Gexpro Services (including LKCM Headwater affiliates and the Gexpro Services management team). Existing owners of TestEquity and Gexpro Services also have the ability to earn an additional 700,000 shares and 1,000,000 shares, respectively, upon achieving certain additional accretion and other metrics set forth in the merger agreements.

Affiliates of LKCM Headwater currently beneficially own approximately 48% of Lawson’s outstanding shares. Upon completion of the combination, affiliates of LKCM Headwater will beneficially own approximately 75% of Lawson’s shares, and their ownership would increase to approximately 77% of Lawson’s shares if all of the 1,700,000 additional shares are earned.

All Lawson shares outstanding immediately before the completion of the combination will remain outstanding after the combination, and existing Lawson shareholders will continue to hold shares in the combined company.

Combined Holding Company Highlights

•	Combined estimated pro forma annual revenue of more than $1 billion and combined estimated pro forma annual adjusted EBITDA of more than $100 million

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•	Balanced mix of production (OEM) and maintenance/aftermarket (MRO) serving 120,000+ longstanding customers reduces cyclical impacts of short- and long-term demand drivers

•	Ability to enhance long-term organic growth rates through offering more products and services to each company’s customers and our end markets, many of which are experiencing secular tailwinds

•	Robust acquisition pipeline with active negotiations with several accretive targets likely to close in the next 6 to 18 months

•	Enhanced product sourcing opportunities including private label opportunities while expanding channels to market

•	Ability to leverage best practices, back-office resources and technology across the platform to help drive operating efficiencies and leverage shared solutions

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Long-term investor with distribution focus as strategic partner with long-term investment horizon to compliment best-in-class management teams that are well-aligned with shareholders and focused on growing their businesses together

•	Asset-light business model with keen focus on generating high returns on invested capital

•	Pro forma debt to adjusted EBITDA of approximately 3x at closing

“Through the combination of these three complementary valued-added distribution businesses, we strongly believe the holding company will be well-positioned to leverage its combined leadership, strong balance sheet and stable cash flow generation to drive more transformational value creation for shareholders,” said J. Bryan King, Chairman of the Board of Directors of Lawson and Managing Partner of LKCM Headwater. “Our confidence in the ultimate success of the combination is evident in that we will receive no cash proceeds, and not sell any shares in connection with the combination. We will maintain a substantial investment in the combined company. We have approached and will continue to approach the combination of these businesses by aligning our interests with those of current Lawson shareholders, as well as the interests of other long-term shareholders in the holding company. Beyond our financial commitment, our investment team has invested, and will continue to invest, substantial amounts of their time engaging in constructive efforts to leverage our resources and extensive distribution expertise to create a more valuable and durable business, without receiving any compensation from the holding company, including my continued service as Chairman on an unpaid basis.”

Mr. King continued, “Our long-term value creation perspective in the industrial distribution segment has been refined over decades. This strategy has been heavily vetted with the focus of driving further shareholder returns and creating value with lower risk for each of the three complementary businesses. We believe these businesses will have a greater ability to compound shareholder returns faster through scale, while creating higher sustained returns for investors with the right collection of leadership identifying and executing on organic and inorganic opportunities to sustain that compounding engine.”

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“This combined publicly-traded specialty distribution holding company is expected to generate estimated pro forma annual revenue of more than $1 billion and estimated pro forma annual adjusted EBITDA of more than $100 million upon the closing of the combination. At these levels, we believe the holding company will be well-positioned to reinvest opportunistically and selectively in a pipeline of organic and acquisitive growth opportunities in its large, fragmented markets with secular tailwinds. The combination is expected to create the ability to accelerate cash flow growth, maintain the flexibility to opportunistically engage in share buybacks, and further improve the long-term competitive position of each of the industrial distribution verticals within the post-combination holding company,” concluded Mr. King.

“As the CEO and a fellow shareholder of Lawson, I am excited to be moving forward with the LKCM Headwater team to have an aligned vision and mission of creating a best-in-class specialty distribution holding company. This combination transforms each of our highly complementary businesses, creates a greater level of scale, enables accelerated growth, and expands our competitive advantage,” said Michael DeCata, President and Chief Executive Officer of Lawson. “I am proud of the job our team has done over the past several years building a platform for growth and improving profitability. This combination will provide all three companies with a more complete offering of products, services, and capabilities to enhance the value proposition for current and future customers. Going forward, we will have a more robust set of acquisition opportunities where cross-selling and cost synergies will play an important role in delivering enhanced financial performance and greater returns to shareholders. We will also benefit significantly from even more focused support from the LKCM Headwater team and their long history of working proactively with management teams in the industrial distribution segment to maximize long-term shareholder value creation,” concluded Mr. DeCata.

Strategic and Financial Rationale

The holding company structure is expected to enable Lawson, TestEquity and Gexpro Services to maintain their respective high-touch, technical, value-added service delivery models and customer relationships within their specialty distribution businesses under the leadership of their separate business unit management teams with continued oversight from Lawson’s board of directors. The holding company will have the ability to utilize its combined financial resources to accelerate its expansion strategy through business acquisitions and organic growth across the combined platform. At the same time, the holding company structure will enable the combined companies to leverage best practices, back-office resources and technology across the platform to help drive operating efficiencies and leverage shared solutions.

The combination is expected to increase the reach of the combined companies into the highly fragmented OEM/MRO distribution markets and broaden their service capabilities, including vendor managed inventory, beyond Lawson’s existing MRO focus. Lawson currently services approximately 90,000 customers, while TestEquity and Gexpro Services provide support to over 30,000 and over 1,800 customers, respectively. The combination will result in greater end market diversification for the holding company with the addition of a significant prescence in the OEM distribution and electronic test and measurement equipment and supplies market. The holding company will have the ability to be a one-stop provider for OEM and MRO customers and will enable Lawson, TestEquity and Gexpro Services to cross-sell and deliver their services across the combined customer base.

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The combination will also provide the opportunity to expand digital marketing channels to Lawson’s historical sales channel of on-site sales representatives. In addition, the combination will enable the combined companies to improve their product sourcing capabilities and purchasing power within overlapping and new suppliers.

Leadership and Governance

Upon the closing of the combination, Lawson, TestEquity and Gexpro Services will continue to be led by their existing senior management teams. J. Bryan King will continue to serve as Chairman of the Board of Directors of the holding company alongside the existing individuals serving on the board of directors of Lawson. Robert Connors will continue to serve as the Chief Executive Officer of Gexpro Services and Steve Newland will continue to serve as Chief Executive Officer of TestEquity. Michael DeCata and Ron Knutson will assume the positions of Chief Executive Officer and Chief Financial Officer, respectively, of the holding company in addition to their responsibilities at Lawson’s existing operating company.

Timing, Approval and Advisors

The combination is subject to various closing conditions, including receipt of regulatory approvals and the approval by the affirmative vote of the holders of a majority of the total voting power of Lawson shares not owned by various affiliates of LKCM Headwater present in person or by proxy at a special stockholders meeting, where a majority of the outstanding Lawson shares not owned by various affiliates of LKCM Headwater are present in person or by proxy at the special meeting. The combination is expected to close during the second quarter of 2022. The Board of Directors of Lawson formed a Special Committee of independent directors who are independent of LKCM Headwater to evaluate and negotiate the transactions on behalf of Lawson. The Special Committee approved, among other things, the merger agreements and the transactions contemplated thereby and recommended that Lawson’s Board of Directors approve the merger agreements and the transactions contemplated thereby. Thereafter, Lawson’s Board of Directors (acting on the recommendation of the Special Committee), with certain directors recusing themselves from the vote, approved among other things the merger agreements and the contemplated transactions.

Cowen served as exclusive financial advisor to the Special Committee. Piper Sandler served as exclusive financial advisor, and provided a fairness opinion, to TestEquity and Gexpro Services. Baird served as financial advisor to LKCM Headwater. Jenner and Block served as counsel to the Special Committee and Lawson, and Mayer Brown served as counsel to TestEquity and Gexpro Services.

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Additional Information about the Proposed Combination and Where to Find It

In connection with (i) the proposed transactions between Lawson Products, Inc. (“Lawson”), TestEquity Acquisition, LLC (“TestEquity”) and LKCM TE Investors, LLC (the “TestEquity Equityholder”), including the proposed merger of TestEquity with a subsidiary of Lawson, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the TestEquity Equityholder in connection therewith, and (ii) the proposed transactions between Lawson, 301 HW Opus Holdings, Inc. (“Gexpro Services”) and 301 HW Opus Investors, LLC (the “Gexpro Services Stockholder”), including the proposed merger of Gexpro Services with a subsidiary of Lawson, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the Gexpro Services Stockholder in connection therewith, Lawson plans to file relevant materials, including a proxy statement on Schedule 14A, with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement (when available) will be disseminated to stockholders of Lawson entitled to vote on the proposed transactions. LAWSON STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ALL DOCUMENTS INCORPORATED BY REFERENCE THEREIN), AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of the proxy statement (when available) and other relevant documents filed by Lawson with the SEC from the SEC’s website at www.sec.gov. In addition, the proxy statement (when available) and other relevant documents filed by Lawson with the SEC may also be obtained free of charge from the Investor Relations section of Lawson’s website at www.lawsonproducts.com/company-info/investor-relations, or by contacting Lawson’s Investor Relations Department by email at Investors@lawsonproducts.com.

Participants in the Solicitation

Lawson and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lawson’s stockholders in connection with the proposed transactions. Information about Lawson’s directors and executive officers and their direct and indirect interests in Lawson, by security holdings or otherwise, is included in Lawson’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 1, 2021, and in other documents filed by Lawson with the SEC. To the extent holdings of Lawson’s securities by such participants are not reported in, or have changed since the amounts disclosed in, the proxy statement for Lawson’s 2021 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and/or Statements of Changes in Beneficial Ownership on

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Form 4 subsequently filed with the SEC. Additional information regarding Lawson’s directors and executive officers, including their interests in the proposed transactions, will be contained in the proxy statement and other relevant documents to be filed with the SEC when they become available. These documents may be obtained free of charge using the sources indicated above.

Contact

Investor Relations:

Three Part Advisors, LLC

Steven Hooser or David Mossberg

214-872-2710

Investor Presentation

An investor presentation regarding the proposed combination will be available in the presentation section of the investor relations page of Lawson’s website at www.lawsonproducts.com

About Lawson Products, Inc.

Founded in 1952, Lawson Products, Inc., headquartered in Chicago, IL, sells and distributes specialty products to the industrial, commercial, institutional and government maintenance, repair and operations market. Lawson is dedicated to helping customers in the U.S. and Canada lower their total cost of operation by increasing productivity and efficiency. The combination of Lawson and Partsmaster’s Vendor Managed Inventory process and the company’s problem-solving professionals ensures customers always have the right parts to handle the job. Through The Bolt Supply House, customers in Western Canada have access to products at several branch locations. Under its Kent Automotive brand, Lawson provides collision and mechanical repair products to the automotive aftermarket. Lawson ships from several strategically located distribution centers to customers in all 50 states, Puerto Rico, Canada, Mexico, and the Caribbean.

About TestEquity

TestEquity® is a leading distributor focused on providing the largest and highest quality selection of test and measurement equipment and solutions, electronic production supplies, and tool kits from its leading manufacturer partners supporting the technology, aerospace, defense, automotive, electronics, education, and medical industries. TestEquity also designs a full line of the industry’s highest-quality environmental test chambers. Serving electronic design and test engineers as well as maintenance technicians, industrial manufacturing assembly, and the telecommunication repair community, TestEquity features more than 80,000 products from over 1,000 manufacturer brands. TestEquity continues to benefit from ubiquitous electronification of all types of products across most industries including IOT, EV, and 5G.

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About Gexpro Services

Gexpro Services is a world-class global supply chain solutions provider, specializing in the development of mission critical production line management, aftermarket and field installation programs. Gexpro Services provides comprehensive supply chain management solutions, including a full technology suite offering of vendor managed inventory, kitting, global logistics management, manufacturing localization and import expertise, value engineering and quality assurance. Gexpro Services’ end-to-end project management is designed to support manufacturing OEM’s with their engineered material specifications, fulfillment, and quality requirements to improve their total cost of ownership. Headquartered in Irving, TX, Gexpro Services has manufacturing and supply chain operations in over 30 Service Center sites across nine countries including key geographies in Europe, Asia, North America, South America, and the Middle East. Gexpro Services serves customers in six vertical markets, including Renewables, Industrial Power, Consumer and Industrial, Technology, Transportation, and Aerospace and Defense.

About LKCM Headwater Investments

LKCM Headwater Investments is the private investment arm of Luther King Capital Management Corporation, a privately-owned wealth management firm established in 1979 with approximately $25 billion of assets under management. Its investor base, primarily composed of high-net-worth individuals and family offices, provides a stable, patient capital base and allows the firm to take a longer, more strategic approach to investments. Additionally, approximately one-third of LKCM Headwater’s capital base is from the Headwater investment team and affiliates and related parties, providing alignment with all partners, including management. With several decades of experience, largely in industrial distribution, LKCM Headwater takes an operationally-minded approach and provide companies with the tools necessary to build market leaders with sustainable competitive advantages.

Cautionary Note Regarding Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involves risks and uncertainties. The terms “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Lawson can give no assurance

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that any goal or plan set forth in forward-looking statements can be achieved and Lawson cautions readers not to place undue reliance on such statements, which speak only as of the date made. Lawson undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with Lawson’s business are also discussed from time to time in the reports Lawson files with the SEC, including Lawson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Lawson’s Quarterly Reports on Form 10-Q and Lawson’s Current Reports on Form 8-K. In addition, the following factors, among others, could cause actual outcomes and results to differ materially from those discussed in the forward-looking statements:

•	the possibility that the mergers will not be consummated or delays in consummating the mergers;

•

the possibility that the closing conditions set forth in either of the merger agreements will not be satisfied, including among others (1) receipt of the required stockholder approvals and (2) receipt of the necessary regulatory approvals required to permit the mergers;

•	unanticipated difficulties or expenditures relating to the mergers; and

•	any problems arising in combining the businesses of Lawson, TestEquity and Gexpro Services, which may result in the combined company not operating as effectively and efficiently as expected.

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Strategic Merger Presentation December 2021 best-in-class specialty distribution Holding Company Exhibit 99.2

Safe Harbor Additional Information about the Proposed Combination and Where to Find It  In connection with (i) the proposed transactions between Lawson Products, Inc. (“Lawson”), TestEquity Acquisition, LLC (“TestEquity”) and LKCM TE Investors, LLC (the “TestEquity Equityholder”), including the proposed merger of TestEquity with a subsidiary of Lawson, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the TestEquity Equityholder in connection therewith, and (ii) the proposed transactions between Lawson, 301 HW Opus Holdings, Inc. (“Gexpro Services”) and 301 HW Opus Investors, LLC (the “Gexpro Services Stockholder”), including the proposed merger of Gexpro Services with a subsidiary of Lawson, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the Gexpro Services Stockholder in connection therewith, Lawson plans to file relevant materials, including a proxy statement on Schedule 14A, with the Securities and Exchange Commission (the “SEC”).  The definitive proxy statement (when available) will be disseminated to stockholders of Lawson entitled to vote on the proposed transactions. LAWSON STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ALL DOCUMENTS INCORPORATED BY REFERENCE THEREIN), AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain free copies of the proxy statement (when available) and other relevant documents filed by Lawson with the SEC from the SEC's website at www.sec.gov.  In addition, the proxy statement (when available) and other relevant documents filed by Lawson with the SEC may also be obtained free of charge from the Investor Relations section of Lawson’s website at www.lawsonproducts.com/company-info/investor-relations, or by contacting Lawson’s Investor Relations Department by email at Investors@lawsonproducts.com or by telephone at 773-304-5050.   Participants in the Solicitation Lawson and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lawson’s stockholders in connection with the proposed transactions.  Information about Lawson’s directors and executive officers and their direct and indirect interests in Lawson, by security holdings or otherwise, is included in Lawson’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 1, 2021, and in other documents filed by Lawson with the SEC.  To the extent holdings of Lawson’s securities by such participants are not reported in, or have changed since the amounts disclosed in, the proxy statement for Lawson’s 2021 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and/or Statements of Changes in Beneficial Ownership on Form 4 subsequently filed with the SEC.  Additional information regarding Lawson’s directors and executive officers, including their interests in the proposed transactions, will be contained in the proxy statement and other relevant documents to be filed with the SEC when they become available.  These documents may be obtained free of charge using the sources indicated above. Cautionary Note Regarding Forward-Looking Statements  This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involves risks and uncertainties. The terms “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Lawson can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and Lawson cautions readers not to place undue reliance on such statements, which speak only as of the date made. Lawson undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with Lawson’s business are also discussed from time to time in the reports Lawson files with the SEC, including Lawson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Lawson’s Quarterly Reports on Form 10-Q and Lawson’s Current Reports on Form 8-K. In addition, the following factors, among others, could cause actual outcomes and results to differ materially from those discussed in the forward-looking statements: the possibility that the mergers will not be consummated or delays in consummating the mergers; the possibility that the closing conditions set forth in either of the merger agreements will not be satisfied, including among others (1) receipt of the required stockholder approvals and (2) receipt of the necessary regulatory approvals required to permit the mergers; unanticipated difficulties or expenditures relating to the mergers; and any problems arising in combining the businesses of Lawson, TestEquity and Gexpro Services, which may result in the combined company not operating as effectively and efficiently as expected.

STRATEGIC COMBINATION OVERVIEW

Holding Company

Bringing Three Leading High-Touch, Highly-Entrenched, Specialty Distribution Companies Together

LAWSON Products

- Leading North American vendor managed inventory distributor of C-parts to the MRO aftermarket customers
- Embedded with customer operations via unique high-touch VMI model
- 90,000+ customers with daily or weekly contact
- 1,200+ sales reps providing on-site solutions
- Strong mix of highly engineered private label products

Gexpro Services

- Leading global provider of C-parts and supply chain services to OEM production suppliers
- Best-in-class sourcing and services capabilities
- Tailored VMI and kitting supply-chain services for the most discerning global OEMs
- Strong industry tailwinds in key renewables and technology markets
- Long-term customer partnerships with embedded supply chains
- Actionable acquisition pipeline

TestEquity

- Leading independent North American Test & Measurement distributor
- Secular tailwinds from 5G and electrification
- Built-in organic growth with service and calibration capabilities
- Sticky customer relationships due to robust, highly specialized solder product offering
- Highly evolved digital strategy leverageable across the platform
- Actionable acquisition pipeline

✓ Improved Capabilities ✓ More Durable through Cycles ✓ Increased Profitability ✓ Accelerated Growth Opportunities

Strategic Combination Highlights

- All-stock transaction creates high shareholder and management alignment. Long-term focused, value-added active shareholders with best-in-class distribution resources and proven experience perfectly aligned with public shareholders
- Holding Company to operate as a family of strategic distribution platforms, with ability to cross-sell product portfolios and customer bases
- Opportunistically gain operating leverage through selective shared G&A spend without disrupting customer-facing elements of each business
- Well-positioned and resourced to aggressively execute on actionable M&A pipeline with a strong balance sheet and enhanced free cash flow
- Capital and capabilities to leverage best-in-class technology, supply chain and other teams across the platform for greater organic growth

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ESTIMATED PRO FORMA FINANCIALS & OWNERSHIP

Holding Company

Revenue[1]	Adjusted EBITDA[1]	Free Cash Flow[1][2]



TestEquity
26%
40%
> $1 billion
34%
Gexpro Services



TestEquity
21%
35%
> $100mm
44%
Gexpro Services



TestEquity
19%
33%
~$90mm
48%
Gexpro Services

Valuation & Pro Forma Ownership[3][4]

Enterprise Value Allocation	Pro Forma Equity Ownership %



TestEquity
23%
39%
38%
Gexpro Services



Net Debt
~3x PF Leverage
TestEquity
17%
47%
36%
Gexpro Services

(1) Financial information represents pro forma calendar year 2021 estimated results, including acquisitions with executed purchase agreements or letter of intent as of the signing date
(2) Free Cash Flow calculated as Adjusted EBITDA – Capital Expenditures
(3) Enterprise Values and Pro Forma Ownership include value allocation for acquisitions under a binding purchase agreement as of the signing, net of cash needed to consummate such acquisitions
(4) Enterprise Values and Pro Forma Ownership exclude Holdback Shares, which may be issued to Gexpro Services & TestEquity post-closing upon achievement of certain objectives in the merger agreements

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POSITIONED FOR SUSTAINABLE GROWTH

Holding Company

Lawson Products / Gexpro Services / TestEquity

Durable Business with Diverse Demand Drivers

- ✓ Exposure to production + maintenance demand smooths cyclical impacts
- ✓ 120,000+ customers with highly embedded customer services
- ✓ Significant end market diversity across North America, Europe and Asia
- ✓ World-class global supply chain capabilities across the platform
- ✓ Leverage global salesforce, facilities, sourcing and technology capabilities
- ✓ Low financial leverage provides for downside protection and significant acquisitive growth potential

Embedded Growth and Improvement Opportunities

Above Market Organic Growth

- Increase wallet share (cross-selling / lead sharing)
- Growing end markets (IoT, semiconductor, renewables)
- Leverage best-in-class services (VMI, sourcing, logistics)
- Expand digital capabilities across the platform

+ Accretive Acquisition Opportunity

- $57 billion combined market
- Highly fragmented industries
- Track record of accretive acquisitions

+ Operational Initiatives

- Leverage common processes and functions
- Facility sharing / consolidation
- Benefits of scale

>$1 billion Revenue (1)
>$100 million Adjusted EBITDA (1)

Positioned for organic and acquired growth in massive fragmented market

Combination Underpinned by Common Core Business & Cultural Attributes

- ✓ Operational Excellence
- ✓ Critical, Embedded Value-Added Services
- ✓ 90%+ Annual Revenue Retention
- ✓ High-Touch, Best-in-Class Service Models
- ✓ Leadership in Core Markets

(1) Financial information represents pro forma calendar year 2021 estimated results, including acquisitions with executed purchase agreements or letter of intent as of the signing date

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SIGNIFICANT ACQUISITION OPPORTUNITIES ACROSS LARGE, HIGHLY FRAGMENTED MARKETS

Holding Company

LAWSON Products / Gexpro Services / TestEquity

Significant Momentum with Recent Acquisitions …

PARTSMASTER ALWAYS RUNNING

- Sizeable "DNA match" acquisition for Lawson platform
- Highly accretive with significant cost synergies
- Completed August 2020

Omni FASTENERS

- Tuck-in acquisition for Gexpro Services
- Complementary value-added fabrication capabilities
- Significant commercial synergies
- Completed June 2021

mcstest

- European expansion for TestEquity platform
- Important expansion in partnership with key suppliers
- Further penetration into Telecom/5G market
- Completed July 2021

NATIONAL ENGINEERED FASTENERS INC.

- Strategic expansion into Canada & Mexico for GS
- Loyal customer base with high service levels
- Ability to serve existing customers in new markets
- Completed November 2021

Resolux

- Leading global renewables supplier (GS acquisition)
- Longstanding relationships with global wind OEMs
- Establishes Gexpro Services as a true global player
- Signed November 2021, expected to close Jan 2022

… With an Active Pipeline in Multiple Attractive Markets

✓ Well-respected brands viewed as credible acquirors with longstanding relationships in massive markets

✓ Highly fragmented with hundreds of small regional competitors across end markets with limited succession planning

✓ Significant scale benefits including more advanced (and lower cost) global sourcing, ability to leverage customer relationships and technology globally

Estimated Addressable Market[1] ($bn)



$20
$30
$5
$2
$57
MRO Distribution
OEM Distribution
T&M Equipment
T&M Svc + Calibration
Pro Forma

(1) Market size represent management estimates and apply to specific categories offered by the specific companies in each market

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Highly Attractive to Lawson Shareholders Cash EPS calculated as (Net Income (excluding potential transaction fees) + Depreciation & Amortization) / Fully Diluted Shares Outstanding Free Cash Flow Conversion calculated as (Adjusted EBITDA – Capital Expenditures) / Adjusted EBITDA Market size represent management estimates and apply to specific categories offered by the specific companies in each market Financial information represents pro forma calendar year 2021 estimated results, including acquisitions with executed purchase agreements or letter of intent as of the signing date Highly accretive Scale to invest in organic and acquisitive growth strategies ü Focus on end markets with long-term secular growth ü Platform Focus on Asset-Light, High ROIC Businesses ü Significantly Increased Scale(4) ü >20% Accretive To Cash EPS in 2022(1) $100mm+ EBITDA To Reinvest in Growth Initiatives Renewables Technology IoT Revenue ($mm) Adjusted EBITDA ($mm) 85%+ Free Cash Flow Conversion(2) Larger, more actionable acquisition opportunity to reinvest cash ü Leading Acquiror ~2.5x ~2.8x $57bn Addressable Market(3) Thousands of Actionable Opportunities 8.5% 9.6% Margin Accretive 9.6% 8.5%

TRANSACTION OVERVIEW

Holding Company

Lawson Products / Gexpro Services / TestEquity

Transaction Structure

- All-stock transaction with LKCM and affiliates retaining significant ownership
- Enterprise Value allocated at equal Enterprise Value /2021E EBITDA multiples
- Pro Forma Equity Ownership(1): 47% Lawson, 36% Gexpro Services, 17% TestEquity

Leadership & Governance

- Existing Lawson Board of Directors to remain intact
- Voting Agreement entered into between LKCM and Lawson Products
- Lawson, TestEquity and Gexpro Services will continue to be led by their existing senior management teams

Approvals & Timing

- Unanimously approved by the Lawson, Gexpro Services and TestEquity Boards of Directors, each of which received fairness opinions
- Transaction subject to approval of a majority of the disinterested Lawson shareholders present at a stockholders meeting
- Transaction subject to regulatory approvals and other customary closing conditions
- Expected closing in Q2 2022

(1) Pro Forma Equity Ownership excludes Holdback Shares, which may be issued to Gexpro Services & TestEquity post-closing upon achievement of certain objectives in the merger agreements

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LKCM HEADWATER INTRODUCTION

Holding Company

LAWSON Products / Gexpro Services / TestEquity

LKCM
LUTHER KING CAPITAL MANAGEMENT

Privately owned SEC-registered investment advisor

Founded in 1979 with over 50 investment professionals

~$25 billion of assets under management *(9/30/21)*

Primarily long-term, long-equity focused for taxable individuals and families

LKCM HEADWATER INVESTMENTS

Private equity arm of LKCM

Over 100 years of collective private equity experience

LKCM, GP and affiliates are largest investor (1/3rd of capital)

Flexible mandate with focus on U.S. lower mid-market buyouts

More than $2.0 billion of committed private capital

In addition to decades of investing in public distribution companies, LKCM, Headwater and their affiliates have significant experience investing in private distribution companies

	Company	Description
Current	Gexpro Services	Value-added distributor specializing in designing and implementing supply chain solutions / VMI for OEM customers
Current	Building Controls & Solutions	Leading provider of building automation, controls and gas detection solutions for the commercial buildings market
Current	relevant.	Value-added instrumentation, controls, and automation distributor with engineering and service capabilities
Current	TestEquity	Largest North American specialty distributor of electronic T&M equipment and production supplies
Former	BearCom	North America's leading value-added distributor and service provider of mission-critical communication solutions
Former	GSMS	High growth value-added distributor, packager and re-packager of generic pharmaceuticals
Former	IDG Industrial Distribution Group	Provider of supply chain solutions and distributor of indirect materials primarily to manufacturers
Former	Rawson	Leading value-added instrumentation and valve distributor based in the Gulf Coast business

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LKCM HEADWATER & MANAGEMENT ALIGNMENT WITH SHAREHOLDERS

Holding Company

- LKCM, its affiliates and management receive no cash proceeds and sell no shares in combination
- LKCM, its affiliates and management maintain a substantial investment in the holding company (~75%)
- LKCM and affiliates receive no financial compensation for oversight activities and other efforts
- Bryan King remains Chairman of the Board on an unpaid basis

Illustrative Pro Forma Equity Ownership[1]

✓ LKCM & Affiliates increasing ownership from 48% to 65% of pro forma outstanding shares

✓ Lawson, Gexpro Services & TestEquity management teams represent up to ~10% of pro forma outstanding shares

				No Earnout			Max Earnout		
	Pre-Transactions			Post-Transactions			Post-Transactions		
Shareholder Group	Lawson	Gexpro Services	TestEquity	Lawson	Gexpro Services	TestEquity	Lawson	Gexpro Services	TestEquity
LKCM & Affiliates	48%	79%	75%	64%	-	-	65%	-	-
Others	50%	4%	14%	27%	-	-	26%	-	-
Management	2%	17%	11%	9%	-	-	10%	-	-

(1) Ownership includes direct and indirect ownership

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Holding Company investment Summary Combined estimated pro forma annual revenue of more than $1 billion and combined estimated pro forma annual adjusted EBITDA of more than $100 million(1) Balanced mix of production (OEM) and maintenance/aftermarket (MRO) serving 120,000+ longstanding customers reduces cyclical impacts of short- and long-term demand drivers Ability to enhance long-term organic growth rates through offering more products and services to each company’s customers, many of which are experiencing secular tailwinds Robust acquisition pipeline with active negotiations with several accretive targets likely to close in the next 6 to 18 months Enhanced product sourcing opportunities including private label opportunities while expanding channels to market Ability to leverage best practices, back-office resources and technology across the platform to help drive operating efficiencies and leverage shared solutions Long-term investor with distribution focus as strategic partner with long-term investment horizon to compliment best-in-class, well-aligned management teams focused on growing their businesses together Asset-light business model with keen focus on generating high returns on invested capital Pro forma debt to adjusted EBITDA of approximately 3x at closing Financial information represents pro forma calendar year 2021 estimated results, including acquisitions with executed purchase agreements or letter of intent as of the signing date

# INVESTOR CONTACTS

Holding Company

LAWSON Products / Gexpro Services / TestEquity

**Steven Hooser or Dave Mossberg**

Three Part Advisors, LLC

(214) 872-2710

shooser@threepa.com, dmossberg@threepa.com

**And see our Website at:**

www.lawsonproducts.com

www.testequity.com

www.gexproservices.com

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